UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On February 15, 2005, Rainier Pacific Financial Group, Inc. issued a press release announcing that it has completed the repurchase program that was previously announced on December 22, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

        (c)       Exhibits

        99.1    Press Release of Rainier Pacific Financial Group, Inc. dated February 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: February 15, 2005                               /s/ John A. Hall
                                                                     John A. Hall
                                                                     President and Chief Executive Officer
                                                                     (Principal Executive Officer)

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EXHIBIT 99.1

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                                                                                                      For more information, contact:
                                                                                                                                        John Hall: (253) 926-4007
                                                                                                                                        jhall@rainierpac.com
**For Immediate Release**                                                                                                      or
                                                                                                                                        Vic Toy: (253) 926-4038
                                                                                                                                        vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc. Completes Repurchase Program

Tacoma, Washington - February 15, 2005 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) announced the completion of the repurchase of 5% of its outstanding Company stock, or 353,860 shares. The repurchase program was announced on December 22, 2004.

The shares were purchased between $17.50 and $17.95 per share, with an average per share price of $17.70.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 12 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

* * * * *

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